UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):



                                 October 8, 2004



                                         Exact Name of Registrant as
                                         Specified in Charter;
                                         State of Incorporation;                IRS Employer
 Commission File Number                  Address and Telephone Number           Identification Number
 ----------------------                  ----------------------------           ---------------------
1-14756                                  Ameren Corporation                     43-1723446
                                         (Missouri Corporation)
                                         1901 Chouteau Avenue
                                         St. Louis, MO 63103
                                         (314) 621-3222

1-3672                                   Central Illinois Public Service        37-0211380
                                         Company
                                         (Illinois Corporation)
                                         607 East Adams Street
                                         Springfield, Illinois 62739
                                         (217) 523-3600

1-2732                                   Central Illinois Light Company         37-0211050
                                         (Illinois Corporation)
                                         300 Liberty Street
                                         Peoria, Illinois 61602
                                         (309) 677-5230

1-3004                                   Illinois Power Company                 37-0344645
                                         (Illinois Corporation)
                                         500 South 27th Street
                                         Decatur, Illinois 62521
                                         (217) 424-6600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 8, 2004, Ameren Corporation ("Ameren") announced among other subsidiary level organization changes the election of Scott A. Cisel as President of its Illinois-based utility subsidiaries, Central Illinois Public Service Company ("CIPS"), Central Illinois Light Company ("CILCO") and Illinois Power Company ("IPC") to replace Gary L. Rainwater effective October 15, 2004. Mr. Cisel will serve as the principal operating officer of these companies and Mr. Rainwater will continue as principal executive officer of each company. In conjunction with his election as President, Mr. Cisel was also elected to fill a vacancy on the Board of Directors of CIPS and IPC effective October 15, 2004. He is already a member of CILCO's Board of Directors.

     Mr. Cisel, age 51, assumed the position of Vice President of IPC in September 2004 upon Ameren's acquisition of IPC. He assumed the position of Vice President and Chief Operating Officer for CILCO upon Ameren's acquisition of CILCO in January 2003 after serving as Senior Vice President. Prior to that, Mr. Cisel had held various management positions at CILCO in sales, customer services and district operations, including service as manager of Commercial Office Operations in 1981, manager of Consumer and Energy Services in 1984, manager of Rates, Sales and Customer Service in 1988, director of Corporate Sales in 1993 and from 1995 to 2001, at first managing Sales and Marketing, then Legislative and Public Affairs and later Sales, Marketing and Trading. In April 2001, he was named Senior Vice President of CILCO.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On October 8, 2004, the Bylaws of CIPS, CILCO and IPC were amended by action by unanimous written consent of the Board of Directors of each of these companies as follows:

     o The position of Chief Operating Officer was added as a principal officer of these companies which may be elected by their Boards of Directors.

     o With respect to CIPS' and CILCO's Bylaws, the size of the Board of Directors was changed to not less than 3 and not more than 8 directors.

     o With respect to CIPS' and IPC's Bylaws, the principal officer positions were revised to permit a separate President and Chief Executive Officer.

     o With respect to CIPS' Bylaws, the position of Chairman of the Board was added as a principal officer which may be elected by the Board of Directors.

For additional information, reference is made to the Bylaws of CIPS, CILCO and IPC, as amended October 8, 2004, which are included as Exhibits 3.1, 3.2 and 3.3, respectively, hereto and incorporated by reference herein.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits


         ----------------------------------------------------------------------------------------------
         |  3.1            |  Bylaws of Central Illinois Public Service Company as amended            |
         |                 |  October 8, 2004.                                                        |
         |--------------------------------------------------------------------------------------------|
         |  3.2            |  Bylaws of Central Illinois Light Company as amended October 8, 2004.    |
         |--------------------------------------------------------------------------------------------|
         |  3.3            |  Bylaws of Illinois Power Company as amended October 8, 2004             |
         ----------------------------------------------------------------------------------------------


     This combined Form 8-K is being filed separately by Ameren, CIPS, CILCO and IPC (each a "registrant"). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

                                       AMEREN CORPORATION
                                       (Registrant)


                                         /s/ Martin J. Lyons
                                       ----------------------------------------
                                       Martin J. Lyons
                                       Vice President and Controller
                                       (Principal Accounting Officer)


                                       CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                       (Registrant)


                                         /s/ Martin J. Lyons
                                       ----------------------------------------
                                       Martin J. Lyons
                                       Vice President and Controller
                                       (Principal Accounting Officer)


                                       CENTRAL ILLINOIS LIGHT COMPANY
                                       (Registrant)


                                         /s/ Martin J. Lyons
                                       ----------------------------------------
                                       Martin J. Lyons
                                       Vice President and Controller
                                       (Principal Accounting Officer)


                                       ILLINOIS POWER COMPANY
                                       (Registrant)


                                         /s/ Martin J. Lyons
                                       ----------------------------------------
                                       Martin J. Lyons
                                       Vice President and Controller
                                       (Principal Accounting Officer)





Date: October 14, 2004




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